Exhibit 99.1

Execution Version

SETTLEMENT AGREEMENT

This Settlement Agreement (this “Agreement”), dated as of September 13, 2021, is made by and between Gulfport Energy Corporation (“Gulfport”) and its affiliated former debtors and debtors in possession (collectively, before the effective date of the Plan,1 the “Debtors,” and after the effective date of the Plan, the “Reorganized Debtors”), on the one hand, and Columbia Gas Transmission, LLC (“TCO”), Columbia Gulf Transmission, LLC (“CGT”), and ANR Pipeline Company (“ANR,” and together with TCO and CGT, the “Pipeline Companies”), on the other hand. The Reorganized Debtors and the Pipeline Companies are sometimes referred to individually as a “Party” and collectively as the “Parties.”

Recitals

WHEREAS, on November 13, 2020 (the “Petition Date”), each of the Debtors filed a voluntary petition in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”), commencing cases for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (as amended, the “Bankruptcy Code”), which cases are being jointly administered under case number 20-35561 (DRJ) (collectively, the “Chapter 11 Cases”);

WHEREAS, prior to the Petition Date and in the ordinary course of business, Gulfport and ANR entered into certain natural gas firm transportation services agreements, bearing contract numbers 123253, 123254, 123255, 123625, 123626, 123627, 123628, 123629, 124156, 124157, 124158, 124160, 124690, and 132342 (collectively, as amended or restated, the “ANR Agreements”);

WHEREAS, prior to the Petition Date and in the ordinary course of business, Gulfport and ANR also entered into that certain Agreement for Use of ANR Pipeline Company (Gas Energy Management System) “GEMS” Customer Activities Web Site, bearing contract number 004850660 and dated September 25, 2013, and that certain pooling transportation service agreement, bearing contract number 132121 and dated December 17, 2018 (collectively, the “ANR Assumed Agreements”);

WHEREAS, prior to the Petition Date and in the ordinary course of business, Gulfport and TCO entered into (i) that certain natural gas firm transportation services agreement, bearing contract number 173274 and dated June 1, 2016 (as amended or restated, the “TCO TSA”); and (ii) certain ancillary agreements related thereto consisting of: (a) Master Auto PAL Agreement, bearing number 229966 and dated October 30, 2019, (b) Credit Support Agreement dated July 9, 2015, and (c) Precedent Agreement dated August 7, 2015 (collectively, the “TCO Ancillary Agreements,” and together with the TCO TSA, the “TCO Agreements”);

1	All capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Amended Joint Chapter 11 Plan of Reorganization of Gulfport Energy Corporation and Its Debtor Affiliates [Docket No. 1171] (the “Plan”).

WHEREAS, prior to the Petition Date and in the ordinary course of business, Gulfport and TCO also entered into that certain IPP Service Agreement, bearing contract number 229952 and dated October 30, 2019 (the “TCO Assumed Agreement,” and together with the ANR Assumed Agreements, the “Assumed Agreements”);

WHEREAS, prior to the Petition Date and in the ordinary course of business, Gulfport and CGT entered into (i) that certain natural gas firm transportation services agreement, bearing contract number 174460 and dated June 1, 2016 (as amended or restated, the “CGT TSA,”); and (ii) certain ancillary agreements related thereto consisting of: (a) Master Auto PAL Agreement, bearing number 229974 and dated October 31, 2019, (b) IPP Service Agreement, bearing number 229970 and dated October 30, 2019, (c) Credit Support Agreement dated July 9, 2015, and (d) Precedent Agreement dated August 7, 2015 (collectively, the “CGT Ancillary Agreements,” and together with the CGT TSA, the “CGT Agreements”; the ANR Agreements, TCO Agreements and the CGT Agreements are collectively referred to herein as the “Pipeline Agreements”);

WHEREAS, on November 15, 2020, Gulfport filed the Motion of Gulfport Energy Corporation for Entry of an Order (I) Authorizing Rejection of Certain Negotiated Rate Firm Transportation Agreements and Related Contracts Effective as of the Petition Date and (II) Granting Related Relief [Docket No. 58]2 in the Chapter 11 Cases (the “Rejection Motion”) seeking to reject substantially all of the Pipeline Agreements;

WHEREAS, on December 6, 2020, the Pipeline Companies filed the Motion to Withdraw Reference of the Debtors’ Motion for Entry of an Order (I) Authorizing Rejection of Certain Negotiated Rate Firm Transportation Agreements and Related Contracts Effective as of the Petition Date and (II) Granting Related Relief [Docket No. 296] (the “Motion to Withdraw the Reference”);

WHEREAS, on January 25, 2021, ANR filed its proof of claim against Gulfport, asserting an aggregate liquidated claim amount of $241,611,852.61 [Claim No. 489] (the “ANR Claim”);

WHEREAS, on January 25, 2021, TCO filed its proof of claim against Gulfport, asserting an aggregate liquidated claim amount of $275,666,073.88 [Claim No. 490] (the “TCO Claim”);

WHEREAS, on January 25, 2021, CGT filed its proof of claim against Gulfport, asserting an aggregate liquidated claim amount of $88,903,099.18 [Claim No. 491] (the “CGT Claim,” and together with the ANR Claim and the TCO Claim, the “Pipeline Claims”);

WHEREAS, on March 31, 2021, the Honorable Lynn N. Hughes, District Judge for the United States District Court for the Southern District of Texas (the “District Court”), entered an order (the “Order Withdrawing the Reference”) withdrawing the reference with respect to the Rejection Motion, which is currently pending before the District Court in the case styled In re Gulfport Energy Corp., Civil No. 4:21-CV-00232 (S.D. Tex.);

WHEREAS, as of the date hereof, the Rejection Motion remains pending before the District Court;

2	All docket references within this Agreement are to the former jointly administered case, In re Gulfport Energy Corp., et al., Case No. 20-35562 (DRJ) (Bankr. S.D. Tex.).

WHEREAS, on April 15, 2021, the Debtors filed the Plan. On April 27, 2021, the Bankruptcy Court entered an order confirming the Plan [Docket No. 1262] (the “Confirmation Order”). The Plan became effective on May 17, 2021 (the “Plan Effective Date”), and the Debtors emerged from chapter 11. See Notice of (A) Entry of Order (I) Confirming the Joint Chapter 11 Plan of Reorganization of Gulfport Energy Corporation and its Debtor Subsidiaries and (II) Granting Related Relief, and (B) Occurrence of Effective Date [Docket No. 1393];

WHEREAS, the Parties have agreed to resolve the Rejection Motion (only as to the Pipeline Companies) and settle any claims the Pipeline Companies may have against the Debtors or Reorganized Debtors in accordance with the terms and conditions of this Agreement; and

WHEREAS, the Reorganized Debtors have had a reasonable and fair opportunity to review and analyze the Pipeline Claims and determined in their reasonable business judgment that entry into this Agreement is in the best interest of the Reorganized Debtors and their respective estates (the “Estates”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Reorganized Debtors and the Pipeline Companies agree as follows:

1.	Assignment of the Pipeline Claims. On the Settlement Effective Date (as defined below), provided that each Pipeline Company has received its Settlement Payment (as defined below), each Pipeline Company shall be deemed to have irrevocably and unconditionally assigned all of its rights, titles, and interests, legal and equitable, in and to its Pipeline Claim, to Gulfport Parent. Gulfport Parent hereby acknowledges and agrees that Gulfport Parent is acquiring each Pipeline Claim from the applicable Pipeline Company “as is” and “where is” and, except as expressly set forth in Section 6(c), none of the applicable Pipeline Company, any other Pipeline Company or any affiliates, or any of their respective officers, directors, employees, agents, representatives or stockholders make or have made any representation or warranty, express or implied, at law or in equity, as to any matter whatsoever relating to such Pipeline Claim or any other matter relating to the transactions contemplated by this Agreement.

2.	Settlement Payments. Subject to the occurrence of the Settlement Effective Date, the Parties agree that on the Settlement Effective Date:

a.	The Reorganized Debtors shall make wire transfers of immediately available funds (the “Settlement Payment”) in the aggregate amount of $43,750,000.00 to be paid to ANR, TCO, and CGT as follows:

ANR	$9,078,125.00
TCO	$26,005,000.00
CGT	$8,666,875.00

provided that if the Unsecured Claims Distribution Trustee makes any interim cash distributions to any Pipeline Company, after execution of this Agreement but prior to payment of the Settlement Payment, such payment may be made to any such Pipeline Company and shall count towards the portion of the Settlement Payment to be paid to such Pipeline Company;

b.	The Reorganized Debtors shall make the Settlement Payment pursuant to the wire information set forth on Exhibit A. All payments by the Reorganized Debtors under this Agreement (including this Section 2 and Section 5) shall be made by wire transfer of immediately available funds without deduction for any counterclaim, defense, recoupment or setoff.

3.	Rejection of the Pipeline Agreements; Assumption of the Assumed Agreements.

a.	On the Settlement Effective Date, the Pipeline Agreements shall be deemed rejected as of the Settlement Effective Date by the Reorganized Debtors.

b.	On the Settlement Effective Date, the Assumed Agreements shall be deemed assumed by the Reorganized Debtors.

4.	Financial Assurances Draws. The Parties agree that the Settlement Approval Order shall expressly provide that on and after the Settlement Effective Date the applicable Pipeline Companies are entitled to immediately and fully draw any or all of the $36,845,000 of financial assurances previously provided by Gulfport pursuant to letters of credit and/or surety bonds or other credit support documents to secure the obligations of Gulfport to ANR, TCO and/or CGT, as applicable, under the Pipeline Agreements (the “Financial Assurances”). For the avoidance of doubt, nothing in this Agreement prejudices or limits any of the Pipeline Companies’ rights in respect of the Financial Assurances, including those rights set forth in the Confirmation Order, which rights are hereby acknowledged by the Reorganized Debtors.

5.	Most Favored Nation.

a.	The Reorganized Debtors hereby agree that, to the extent that Rover Pipeline LLC and its affiliates (“Rover”), DCP NGL Services and its affiliates (“DCP”), or Texas Gas Transmission, LLC and its affiliates (“TGT,” and together with Rover and DCP, and any assignees of their respective claims, the “Other Midstream Parties”) settle or otherwise consensually resolve with the Reorganized Debtors any claims, contracts and the like, in each case, existing on or prior to the Settlement Effective Date, (any such settlement or resolution, an “OMP Settlement”), and pursuant to or in connection with such OMP Settlement, any Other Midstream Party receives, directly or indirectly, actual consideration, including (i) cash, (ii) projected distributions from the Unsecured Claims Distribution Trust, with such projections to be determined and agreed to between the Parties in good faith at the time of the OMP Settlement, (iii) the discounted value of any future payments on account of any assumed agreements or agreements in substitution thereof and (iv) the current present value of any other form of consideration, benefit or value provided to or for the benefit of the Other Midstream Parties (collectively, for each of the Other Midstream Parties, the “Total Consideration”), in excess of the respective amount on Exhibit B for the applicable Other Midstream Party, the Reorganized Debtors shall pay to the Pipeline Companies within 10 business days following the effectiveness of each respective OMP Settlement an amount equal to the product of (i) the Proportional Amount (as defined below) multiplied by (ii) the Settlement Payment. As used herein, the term “Proportional Amount” means, in respect of any OMP Settlement, the percentage that (i) the remainder of (a) Total Consideration payable by the Reorganized Debtors in respect of such OMP Settlement minus (b) the amount set forth on Exhibit B for the relevant Other Midstream Party bears to (ii) the amount set forth on Exhibit B for such Other Midstream Party. Any payment by the Reorganized Debtors under this Section 5 to the Pipeline Companies shall be allocated among ANR, TCO and CGT in the same percentage as used for the Settlement Payment set forth in Section 2(a). Subject to Section 5(h), for purposes of any calculation of “Total Consideration”, any determination of projected distributions from the Unsecured Claims Distribution Trust, discounted value of any future payments or the current present value of any form of consideration, benefit or value provided to or for the benefit of the Other Midstream Parties (each such foregoing projection, discounted value and current present value, a “Valuation Metric”) shall be mutually agreed to by the Parties. Solely to the extent the Reorganized Debtors agree to an administrative expense claim for an Other Midstream Party in an amount not in excess of the applicable interruptible non default rate for pipeline capacity actually used during the Chapter 11 Cases (an “Excepted Administrative Expense Claim”), such Excepted Administrative Expense Claim shall not constitute Total Consideration.

b.	The Parties agree that Total Consideration is intended to include any and all forms of consideration or other economic benefits provided to or for the benefit of the Other Midstream Parties arising from or relating to any OMP Settlement. Accordingly, the Reorganized Debtors hereby expressly acknowledge and agree that, to the extent that any Other Midstream Party enters into an OMP Settlement, and pursuant to or in connection with such OMP Settlement, any Other Midstream Party receives, directly or indirectly, treatment that is more economically favorable to such Other Midstream Party than the treatment afforded to the Pipeline Companies hereunder (such more economically favorable treatment, “Other Consideration”), then, without duplication, the Total Consideration shall include the value of such Other Consideration.

c.	For the avoidance of doubt:

i.	No amount shall be payable under this Section 5 in respect of an OMP Settlement if (a) the Total Consideration provided to each of the Other Midstream Parties is less than or equal to the applicable amounts listed on Exhibit B, (b) the Total Consideration consists solely of an Allowed General Unsecured Claim that is less than or equal to the applicable amounts listed on Exhibit C, or (c) an Allowed General Unsecured Claim is awarded to one of the Other Midstream Parties pursuant to a ruling of the Bankruptcy Court or another court of competent jurisdiction that was opposed by the Reorganized Debtors (and not pursuant to a settlement between the Reorganized Debtors and one of the Other Midstream Parties).

ii.	This Section 5 shall apply to any additional Total Consideration payable to or for the benefit of the Other Midstream Parties (and the Proportional Amount will be recalculated) as a result of any amendment or other modification to the terms of OMP Settlement following initial Bankruptcy Court approval, any such additional Total Consideration requiring a payment hereunder shall be paid by the Reorganized Debtors within 10 business days of such amendment or other modification becoming effective.

iii.	This Section 5 shall not apply to ordinary course transactions with the Other Midstream Parties that are wholly unrelated to any existing contracts or claims or agreements in substitution thereof.

d.	Any determination of Total Consideration (including any Valuation Metric) shall be made in a commercially reasonable manner taking into account midstream industry and economic conditions consistent with the intent of this Section 5.

e.	The Reorganized Debtors shall not directly or indirectly take, or cause, permit or suffer any of their respective affiliates to directly or indirectly take, any action (including the structuring of any OMP Settlement or any future commercial arrangements) in bad faith that would circumvent or avoid the application of this Section 5.

f.	Within two business days following the date that the Reorganized Debtors enter into any settlement agreement (or any amendment or other modification of any settlement agreement) with any of the Other Midstream Parties regarding their respective existing claims or contracts, the Reorganized Debtors shall deliver to the Pipeline Companies a true, correct, and complete copy of such settlement agreement (and any documents and agreements ancillary thereto), together with a written certification from the Reorganized Debtors to the Pipeline Companies stating that either (i) no additional amounts are payable by the Reorganized Debtors to the Pipeline Companies under this Section 5, or (ii) stating the additional amounts payable by the Reorganized Debtors to the Pipeline Companies under this Section 5. Any such certification shall be accompanied by a reasonably detailed calculation as to the Total Consideration (including the Valuation Metrics) in connection with the relevant settlement (whether or not any amount is payable under this Section 5).

g.	The Reorganized Debtors shall deliver to any Pipeline Company, promptly following request therefor, such documentation and other information relating to any OMP Settlement (including any Total Consideration or Valuation Metric) as such Pipeline Company may from time to time reasonably request.

h.	If any Pipeline Company disputes any Valuation Metric proposed by the Reorganized Debtors, including in any documentation delivered pursuant to Section 5(f) or (g) (a “VM Dispute”), such Pipeline Company shall send a written notice to the Reorganized Debtors (a “VM Dispute Notice”). The Parties shall first attempt in good faith to resolve the VM Dispute set forth in the VM Dispute Notice by negotiation and consultation between themselves. In the event that such VM Dispute is not resolved on an informal basis within 45 days after delivery of the VM Dispute Notice to the Reorganized Debtors, the Parties agree first to try in good faith to resolve the dispute by mediation within 60 days before seeking resolution of the dispute in the Bankruptcy Court (or other Court consistent with Section 9(k)). In the event that the Parties are unable to agree on a mediator, a mediator shall be appointed by the Bankruptcy Court or, if the Chapter 11 Cases have been closed, the Pipeline Companies shall provide a list of five (5) qualified neutral third party mediator candidates and the Reorganized Debtors shall select the mediator from such list. The cost and expense of the mediator shall be borne equally by the Pipeline Companies and the Reorganized Debtors. The mediation process shall be confidential based on terms acceptable to the mediator.

i.	The Reorganized Debtors hereby represent and warrant to each Pipeline Company that the Other Midstream Parties enumerated on Exhibit B are the only midstream pipeline or gas transportation related creditors with claims against the Unsecured Claims Distribution Trust relating to firm transportation services provided, or to be provided, to the Reorganized Debtors.

6.	Settlement Motion and Bankruptcy Court Approval; Conditions Precedent to Effectiveness.

a. Except for approval of the Bankruptcy Court, or any consents or consultations required pursuant to paragraph 51 of the Confirmation Order, the Reorganized Debtors and Debtors represent that they have received all consents and authorizations necessary for the Debtors’ execution, delivery, and performance of this Agreement.

b. Within two business days after the date of this Agreement, the Pipeline Companies and the Reorganized Debtors will file a joint motion with the Bankruptcy Court seeking the entry of the Settlement Approval Order approving the terms and conditions of this Agreement, under Rule 9019 of the Federal Rules of Bankruptcy Procedure (the “Approval Motion”).

c. Each of the Pipeline Companies represents and warrants that as of the date of this Agreement it has not assigned and/or transferred its respective Pipeline Claim (as defined below) to any third-parties, and affirmatively covenants that it will not seek to assign and/or transfer its respective Pipeline Released Claims to any third-parties between the execution of this Agreement and the Settlement Effective Date.

d. The Reorganized Debtors and Debtors represent and warrant that as of the date of this Agreement they have not assigned and/or transferred the Debtor Released Claims (as defined below) to any third-parties, and affirmatively covenant that they will not seek to assign and/or transfer any Debtor Released Claims to any third-parties between the execution of this Agreement and the Settlement Effective Date.

e. The settlement contained herein is subject to the satisfaction of the following conditions precedent (collectively, the “Conditions Precedent”):

i.	The Bankruptcy Court’s entry of a stipulation and agreed order between the Reorganized Debtors and Unsecured Claims Distribution Trustee allowing the Pipeline Claims in amounts acceptable to the Reorganized Debtors in their sole discretion, and the stipulation and agreed order shall have become a Final Order (as defined below).

ii.	An order of the Bankruptcy Court (the “Settlement Approval Order”), in form and substance reasonably acceptable to each of the Parties, approving this Agreement and the terms and conditions of the settlement and compromise contained herein, including authorizing and directing the Reorganized Debtors to make each Settlement Payment in accordance with Section 2 of this Agreement, and the Settlement Approval Order shall have become a Final Order. For purposes of this Agreement, a “Final Order” means an order or judgment of the Bankruptcy Court (i) as to which the time to appeal has expired, and no appeal has been taken or (ii) that if appealed, has not been reversed, stayed, modified or amended as an end result of such appeal and as to which the time to file any subsequent appeal to the original appeal has expired. In the event the Bankruptcy Court denies the Approval Motion, or the Bankruptcy Court enters the Settlement Approval Order and it is subsequently reversed on appeal by and through a Final Order (the “Reversal Order”), then the Parties shall be returned, as of such date, to the status quo ante prior to their entry into this Agreement, with all of their respective rights and defenses as if this Agreement had never been entered into, including with respect to the Motion to Withdraw the Reference and the action before the District Court. In the event of a Reversal Order, this Agreement shall terminate and shall be deemed null and void without any continuing force or effect whatsoever, except for this Section 6(e)(i) shall remain in full force and effect.

iii.	Each of the Parties shall have executed and delivered to the other Parties a counterpart of this Agreement.

iv.	Any and all applicable requirements established by the FERC and/or the applicable Gas Tariff of ANR, TCO, or CGT necessary to implement this Agreement shall have been fully satisfied or waived by each of the Pipeline Companies in its sole discretion.

f. The effective date of the settlement contemplated by this Agreement shall occur on the later of (i) September 23, 2021 and (ii) the third (3rd) business day immediately following the date of satisfaction (or, as to Section 6(e)(iv), satisfaction or waiver) of the Conditions Precedent (the “Settlement Effective Date”).

g. From the date of this Agreement, each Party shall (i) use commercially reasonable efforts to cause the Conditions Precedent to be satisfied as soon as reasonably practicable, and (ii) do and perform, or cause to be done and performed, all such further acts, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purpose of this Agreement and the consummation of the transactions contemplated hereby.

7.	Settlement. Subject to the occurrence of the Settlement Effective Date, the Parties agree that, on the Settlement Effective Date:

a.	The Reorganized Debtors shall make the Settlement Payment pursuant to Section 2;

b.	The Pipeline Agreements shall be deemed rejected as of the Settlement Effective Date;

c.	The Assumed Agreements shall be deemed assumed by the Reorganized Debtors;

d.	The Parties shall file a joint notice of the settlement pursuant to this Agreement with the District Court;

e.	The Rejection Motion as to the Pipeline Companies shall be withdrawn with prejudice by the Reorganized Debtors; and

f.	This Agreement shall satisfy all claims arising out of the Pipeline Agreements, provided, that the foregoing shall not alter the Parties’ rights or obligations under this Agreement.

8.	Release and Covenant Not to Sue.

a.	Except for obligations arising under this Agreement, on the Settlement Effective Date, the Reorganized Debtors, Debtors and the Estates, on behalf of themselves and each of their predecessors, successors, and assigns, and on behalf of each of their respective current and former officers, directors, employees, agents, professionals, counsel, stockholders, members, partners, subsidiaries, parent companies, and other affiliates (corporate or otherwise) (collectively, the “Debtor Releasing Parties”) irrevocably and unconditionally release, acquit and forever discharge each of the Pipeline Companies and each of their predecessors, successors, and assigns, and each of their respective current and former officers, directors, employees, agents, professionals, counsel, stockholders, members, partners, subsidiaries, parent companies, and other affiliates (collectively, the “Pipeline Released Parties”) of and from any and all Debtor Released Claims that the Reorganized Debtors, Debtors or the Estates have ever had, now have or may have through and including the Settlement Effective Date, of whatsoever nature and kind. From and after the Settlement Effective Date, except for obligations arising under this Agreement, the Reorganized Debtors and Debtors agree and covenant not to: (i) directly or indirectly, commence, litigate, prosecute, or otherwise assert any lawsuit, action or other proceeding against any or all of the Pipeline Released Parties with respect to any Debtor Released Claims, or (ii) affirmatively contact any person or entity for the sole purpose of encouraging such person or entity to commence litigation against any or all of the Pipeline Released Parties with respect to any Debtor Released Claims. In addition to the release described above, the Reorganized Debtors and Debtors acknowledge and agree that upon the Settlement Effective Date, except for obligations arising under this Agreement, each of the Pipeline Companies and the other Pipeline Released Parties shall have no further or other liability, obligation or responsibility of any kind or nature to the Reorganized Debtors, the Debtors, or the Estates, arising from, related to, or in connection with any of the Debtor Released Claims, and such Debtor Released Claims will be deemed settled and satisfied in full by each of the Pipeline Companies.

b.	The term “Debtor Released Claims” shall mean any and all charges, complaints, claims, causes of action, promises, agreements, rights to payment, rights to any equitable remedy, rights to any equitable subordination or recharacterization, demands, debts, liabilities, express or implied contracts, obligations of payment or performance, rights of setoff or recoupment, accounts, damages, costs, losses or expenses (including attorneys’ and other professional fees and expenses) which the Debtor Releasing Parties, or any of them, have ever had, now have or may have against the Pipeline Released Parties, or any of them, through and including the Settlement Effective Date, including any and all claims and causes of action arising under sections 362, 502, 503, 506(c), 507(b), 510, 542, 544, 547, 548, 549 and/or 550 of the Bankruptcy Code, or any other section of the Bankruptcy Code, in each case whether known or unknown, suspected or unsuspected, liquidated or unliquidated, absolute or contingent, direct or derivative; provided that such claim or action must arise in connection with or out of, relate to or be otherwise based in whole or in part on any of the following: (i) any acts, actions, inactions, omissions, facts, matters, transactions or occurrences arising or existing prior to the Settlement Effective Date with respect to the Pipeline Agreements, including the negotiation, execution, performance, or any breach by the Pipeline Companies or any of the Reorganized Debtors or Debtors of the Pipeline Agreements, the Rejection Motion, and any actions, omissions, or inactions of the Pipeline Companies or any of the Reorganized Debtors or Debtors prior to the Settlement Effective Date; and/or (ii) any aspect of the relationship between any of the Pipeline Companies, on the one hand, and the Reorganized Debtors, the Debtors, or the Estates, and their affiliates or subsidiaries, on the other hand, existing or occurring prior to the Settlement Effective Date. For the avoidance of doubt, the Debtor Released Claims shall not include (1) any right, claim or defense arising under this Agreement, and (2) any defense by the Reorganized Debtors in response to any claim asserted by any of the Pipeline Companies; provided that nothing herein shall release the Pipeline Claims.

c.	The Reorganized Debtors acknowledge that they are aware that they or their attorneys or others may hereafter discover claims or facts in addition to or different from those that the Parties now know or believe to exist with respect to the subject matter of the Debtor Released Claims being released hereunder, but that it is nevertheless the intention of the Reorganized Debtors to fully, finally, and forever settle, release, waive and discharge all of the Debtor Released Claims that are being released pursuant to this Agreement. The release given herein shall remain in effect as a full and complete general release, notwithstanding the discovery or existence of any such additional or different claims or facts.

d.	Except for obligations arising under this Agreement and subject to Section 4, on the Settlement Effective Date, each of the Pipeline Companies, on behalf of itself and each of its predecessors, successors, and assigns, and on behalf of each of their respective current and former officers, directors, employees, agents, professionals, counsel, stockholders, members, partners, subsidiaries, parent companies, and other affiliates (corporate or otherwise) (collectively, the “Pipeline Releasing Parties”) irrevocably and unconditionally releases, acquits and forever discharges the Reorganized Debtors, the Debtors, and the Estates and each of their predecessors, successors, and assigns, and each of their respective current and former officers, directors, employees, agents, professionals, counsel, stockholders, members, partners, subsidiaries, parent companies, and other affiliates (corporate or otherwise) (collectively, the “Debtor Released Parties”) of and from any and all Pipeline Released Claims (as defined below) that the Pipeline Companies have ever had, now have or may have through and including the Settlement Effective Date, of whatsoever nature and kind. From and after the Settlement Effective Date, except for obligations arising under this Agreement and subject to Section 4, each of the Pipeline Companies agrees and covenants not to: (1) directly or indirectly, commence, litigate, prosecute, or otherwise assert any lawsuit, action or other proceeding, including any request for examination pursuant to Bankruptcy Rule 2004, against any or all of the Debtor Released Parties with respect to any Pipeline Released Claims, or (2) affirmatively contact any person or entity for the sole purpose of encouraging such person or entity to commence litigation against any or all of the Debtor Released Parties with respect to any Pipeline Released Claims. In addition to the release described above, each of the Pipeline Companies acknowledges and agrees that upon the Settlement Effective Date, except for obligations arising under this Agreement and subject to Section 4, the Debtor Released Parties shall have no further or other liability, obligation, or responsibility of any kind or nature to the Pipeline Companies arising from, related to, or in connection with any of the Pipeline Released Claims, and such Pipeline Released Claims will be deemed settled and satisfied in full by the Debtor Released Parties.

e.	The term “Pipeline Released Claims” shall mean any and all charges, complaints, claims, causes of action, promises, agreements, rights to payment, rights to any equitable remedy, rights to any equitable subordination or recharacterization, demands, debts, liabilities, express or implied contracts, obligations of payment or performance, rights of setoff or recoupment, accounts, damages, costs, losses or expenses (including attorneys’ and other professional fees and expenses) which the Pipeline Releasing Parties, or any of them, have ever had, now have or may have against the Debtor Released Parties, or any of them, through and including the Settlement Effective Date, in each case whether known or unknown, suspected or unsuspected, liquidated or unliquidated, absolute or contingent, direct or derivative; provided that such claim or action must arise in connection with or out of, relate to or be otherwise based in whole or in part on any of the following: (i) any acts, actions, inactions, omissions, facts, matters, transactions or occurrences arising or existing prior to the Settlement Effective Date with respect to the Pipeline Agreements (except for amounts due under this Agreement), including the negotiation, execution, performance, or any breach by the Debtors or Reorganized Debtors of the Pipeline Agreements, the Rejection Motion, and any actions, omissions, or inactions of the Debtors or Reorganized Debtors prior to the Settlement Effective Date; and/or (ii) any aspect of the relationship between any of the Reorganized Debtors or Debtors, on the one hand, and any of the Pipeline Companies, on the other hand, existing or occurring prior to the Settlement Effective Date. For the avoidance of doubt, the Pipeline Released Claims shall not include (1) any right, claim or defense arising under this Agreement, and (2) any defense by the Pipeline Companies in response to any claim asserted by the Debtors; provided that nothing herein shall release the Pipeline Claims. In addition, except as provided to the contrary herein, the releases, injunctions, exculpations and related provisions set forth in Article VIIII of the Plan to the extent approved by the Bankruptcy Court pursuant to the Confirmation Order as applicable to the Pipeline Companies shall remain in full force and effect and shall govern any and all claims of the Pipeline Companies against the Reorganized Debtors.

f.	Each of the Pipeline Companies acknowledges that it is aware that it or its attorneys or others may hereafter discover claims or facts in addition to or different from those that the Parties now know or believe to exist with respect to the subject matter of the Pipeline Released Claims being released hereunder, but that it is nevertheless the intention of the Pipeline Companies to fully, finally, and forever settle, release, waive and discharge all of the Pipeline Released Claims that are being released pursuant to this Agreement. The release given herein shall remain in effect as a full and complete general release, notwithstanding the discovery or existence of any such additional or different claims or facts.

g.	As used herein, the term “Released Claims” means the Debtor Released Claims and the Pipeline Released Claims.

9.	General Provisions.

a.	Termination. If the Settlement Effective Date does not occur on or by December 31, 2021, either Party may thereafter terminate this Agreement upon giving at least ten business days’ advance written notice to the other Party.

b.	Non-Occurrence of Settlement Effective Date. If this Agreement is terminated (including pursuant to Section 9(a) above) then, except as provided below: (i) this Agreement shall be null and void in all respects; (ii) the settlement and/or compromise embodied in this Agreement and any document or agreement executed pursuant hereto shall be deemed null and void except as may be set forth in a separate order entered by the Bankruptcy Court; and (iii) nothing contained in this Agreement shall: (1) constitute a waiver or release of any claims or causes of actions by or against any of the Parties; (2) prejudice in any manner the rights of any of the Parties; or (3) constitute an admission, acknowledgement, offer or undertaking of any sort by any of the Parties; provided, however, that in the event of a Reversal Order Section 6(e)(i) of this Agreement shall remain in full force and effect.

c.	Successors and Assigns. No Party shall be permitted to assign this Agreement without the written consent of the other Party or Parties (as the case may be). This Agreement shall be binding on and shall inure to the benefit of the Parties and their respective successors and assigns, including any Estate representative appointed in the Chapter 11 Cases or any subsequent proceedings under the Bankruptcy Code of the Reorganized Debtors, or any other party acting on behalf of or through the Reorganized Debtors and/or the Estates. Any attempted assignment in violation of this Section shall be null and void.

d.	Integration. This Agreement sets forth in full the terms of agreement between the Parties and is intended as the full, complete and exclusive contract governing the relationship between the Parties with respect to the transactions contemplated herein, superseding all other discussions, promises, representations, warranties, agreements and understandings (whether written or oral) between the Parties with respect thereto.

e.	Amendment. No term of this Agreement may be modified, waived or amended except in a writing signed by the other party against whom enforcement of the modification, waiver or amendment is sought.

f.	No Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided in writing.

g.	WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

h.	Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

i.	Advice of Counsel; No Strict Construction. Each of the Parties represents to each other Party that it has discussed this Agreement with its counsel. This Agreement has been prepared through the joint efforts of all of the Parties. Neither the provisions of this Agreement nor any alleged ambiguity shall be interpreted or resolved against any Party on the ground that such Party’s counsel drafted this Agreement, or based on any other rule of strict construction. Each of the Parties represents and declares that such Party has carefully read this Agreement, and that such Party knows the contents of this Agreement and signs the same freely and voluntarily. The Parties hereby acknowledge that they have been represented by legal counsel or their own choosing in negotiations for and preparation of this Agreement and that each of them has read the same and had its contents fully explained by such counsel and is fully aware of its contents and legal effect.

j.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

k.	Consent to Jurisdiction. For so long as the Chapter 11 Cases remain open, the Parties irrevocably and unconditionally submit to and accept the exclusive jurisdiction of the United States Bankruptcy Court for the Southern District of Texas located in Houston, Texas for any action, suit or proceeding arising out of or based upon this Agreement or any matter relating to it and waive any objection that they may have to the laying of venue in any such court or that any such court is an inconvenient forum or does not have personal jurisdiction over them. After the Chapter 11 Cases are closed, the Parties irrevocably and unconditionally submit to and accept the exclusive jurisdiction of the United States District Court for the Southern District of Texas located in Houston, Texas or the courts of the State of Texas located in Houston, Texas for any action, suit or proceeding arising out of or based upon this Agreement or any matter relating to it and waive any objection that they may have to the laying of venue in any such court or that any such court is an inconvenient forum or does not have personal jurisdiction over them.

l.	Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. The Parties agree that this Agreement will be considered signed when the signature of a Party is delivered by electronic mail transmission. Such electronic mail signature shall be treated in all respects as having the same effect as an original signature.

m.	Other Definitional Provisions. Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender and words importing persons include individuals, corporations, limited and unlimited liability companies, general and limited partnerships, associations, trusts, unincorporated organizations, joint ventures and governmental authorities; (ii) words using the singular or plural form of the terms defined also include the plural or singular form of such term, respectively; (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (iv) the terms “Article” or “Section” refer to the specified Article or Section of this Agreement; (v) the word “include”, “includes” and “including” shall be deemed to be followed by “without limitation”; and (vi) the word “or” shall be disjunctive but not exclusive. Except as otherwise specified herein, references to any person or entity include the successors and assigns of such person or entity. References “from” or “through” any date mean, unless otherwise specified, “from and including” or “through and including”, respectively. References to any agreement, instrument or document shall include all schedules, exhibits, annexes and other attachments thereto.

n.	Expenses. The Reorganized Debtors and the Pipeline Companies shall bear their own expenses, including attorneys’ fees, incurred in connection with (i) the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby, and (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing occurring prior to the Settlement Effective Date, including, for avoidance of doubt, the Rejection Motion.

o.	Section Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

p.	Third Party Beneficiaries. Any Pipeline Released Party or Debtor Released Party who is not named as a party to this Agreement shall have the rights of an intended third-party beneficiary to enforce the provisions of this Agreement. Except as set forth in the immediately preceding sentence, no other person or entity not a party hereto shall be deemed a third-party beneficiary of any provision of this Agreement or shall otherwise be entitled to enforce any provision hereof.

q.	Electronic Signatures. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Pipeline Companies, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transaction Act.

r.	Notice. Any notice provided or permitted to be given under this Agreement shall be in writing, and may be served by personal delivery, overnight courier, electronic mail, or by registered or certified U.S. mail addressed to the party to be notified, postage prepaid, return receipt requested. Notice deposited in the mail in the manner described shall be deemed to have been given and received on the date of the delivery as shown on the return receipt. Notice served in any other manner shall be deemed to have been given and received only if and when actually received by the addressee (provided that an automated response from the e-mail account, server of the intended recipient does not constitute an affirmative reply).

For purposes of notice, the addresses of the parties shall be as follows:

Reorganized Debtors:

Gulfport Energy Corporation

3001 Quail Springs Parkway

Oklahoma City, Oklahoma 73134

Attention: Patrick Craine

Phone No.: 405-252-4600

E-mail: pcraine@gulfportenergy.com

With a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attention: Steven N. Serajeddini, P.C.

Phone No.: 212-446-4600

E-mail: steven.serajeddini@kirkland.com

and

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, IL 60654

Attention: Christopher S. Koenig

Phone No.: 312-862-2000

E-mail: chris.koenig@kirkland.com

The Pipeline Companies:

ANR Pipeline Company

c/o John Ryan

700 Louisiana Street

Houston, TX 77002

Phone No.: 832-320-5879

E-mail: john_ryan@tcenergy.com

Columbia Gas Transmission, LLC

c/o John Ryan

700 Louisiana Street

Houston, TX 77002

Phone No.: 832-320-5879

E-mail: john_ryan@tcenergy.com

Columbia Gulf Transmission, LLC

c/o John Ryan

700 Louisiana Street

Houston, TX 77002

Phone No.: 832-320-5879

E-mail: john_ryan@tcenergy.com

With a copy to (which shall not constitute notice):

Hogan Lovells US LLP

390 Madison Avenue

New York, NY 10017

Attention: Ronald J. Silverman & John D. Beck

Phone No.: 212-918-3000

E-mail: ronald.silverman@hoganlovells.com

john.beck@hoganlovells.com

[Signatures on next page]

IN WITNESS WHEREOF, the Parties have caused this Settlement Agreement to be executed and delivered by their duly authorized officer or other authorized signatory as of the date first written above.

Gulfport Energy Corporation

By:	/s/ Patrick K. Craine
Printed Name: Patrick K. Craine
Title: Chief Legal and Administrative Officer

Gator Marine, Inc.

By:	/s/ Patrick K. Craine
Printed Name: Patrick K. Craine
Title: Chief Legal and Administrative Officer

Gator Marine Ivanhoe, Inc.

By:	/s/ Patrick K. Craine
Printed Name: Patrick K. Craine
Title: Chief Legal and Administrative Officer

Grizzly Holdings, Inc.

By:	/s/ Patrick K. Craine
Printed Name: Patrick K. Craine
Title: Chief Legal and Administrative Officer

Gulfport Appalachia, LLC

By:	/s/ Patrick K. Craine
Printed Name: Patrick K. Craine
Title: Chief Legal and Administrative Officer

Gulfport Midcon, LLC

By:	/s/ Patrick K. Craine
Printed Name: Patrick K. Craine
Title: Chief Legal and Administrative Officer

Gulfport Midstream Holdings, LLC

By:	/s/ Patrick K. Craine
Printed Name: Patrick K. Craine
Title: Chief Legal and Administrative Officer

[Signature Page to Settlement Agreement]

Jaguar Resources LLC

By:	/s/ Patrick K. Craine
Printed Name: Patrick K. Craine
Title: Chief Legal and Administrative Officer

Mule Sky LLC

By:	/s/ Patrick K. Craine
Printed Name: Patrick K. Craine
Title: Chief Legal and Administrative Officer

Puma Resources, Inc.

By:	/s/ Patrick K. Craine
Printed Name: Patrick K. Craine
Title: Chief Legal and Administrative Officer

Westhawk Minerals LLC

By:	/s/ Patrick K. Craine
Printed Name: Patrick K. Craine
Title: Chief Legal and Administrative Officer

[Signature Page to Settlement Agreement]

ANR Pipeline Company

By:	/s/ Jon Dobson
Printed Name: Jon Dobson
Title: Corporate Secretary

By:	/s/ Joshua Gibbon
Printed Name: Joshua Gibbon
Title: Vice President, U.S. Natural Gas Rates and Regulatory

Columbia Gas Transmission, LLC

By:	/s/ James Eckert
Printed Name: James Eckert
Title: Vice President, Marketing & Optimization

By:	/s/ Tina Faraca
Printed Name: Tina Faraca
Title: Senior Vice President, Commercial

Columbia Gulf Transmission, LLC

By:	/s/ James Eckert
Printed Name: James Eckert
Title: Vice President, Marketing & Optimization

By:	/s/ Tina Faraca
Printed Name: Tina Faraca
Title: Senior Vice President, Commercial

[Signature Page to Settlement Agreement]

Exhibit A

Wire Instructions

[To be attached]

Exhibit B

Total Consideration Triggering Amounts

Other Midstream Party	Total Consideration Triggering Amount
Rover	$31.71 million
TGT	$6.72 million
DCP	$11.48 million

Exhibit C

Allowed General Unsecured Claim Triggering Amounts

Other Midstream Party	Allowed general unsecured claim Triggering Amount
Rover	$85.90 million
TGT	$0
DCP	$89.74 million

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